Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending June 30, 2015 and 2014

	2nd Quarter		Change
(in thousands, except per share data)	2015	2014

Revenues
Oil, natural gas liquids and natural gas sales	$219,290	$355,852	$(136,562)
Loss on derivative instruments, net	(50,964)	(84,846)	33,882

Total revenues	168,326	271,006	(102,680)

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	53,581	64,697	(11,116)
Production and ad valorem taxes	13,352	28,049	(14,697)
Depreciation, depletion and amortization	149,843	136,244	13,599
Asset impairment	60,413	1,342	59,071
Exploration	11,018	1,233	9,785
General and administrative	38,652	33,542	5,110
Accretion of discount on asset retirement obligations	1,669	1,883	(214)
(Gain) loss on sale of assets and other	1,476	909	567

Total costs and expenses	330,004	267,899	62,105

Operating Income (Loss)	(161,678)	3,107	(164,785)

Other Income (Expense)
Interest expense	(11,244)	(7,964)	(3,280)
Other income	41	687	(646)

Total other expense	(11,203)	(7,277)	(3,926)

Loss From Continuing Operations Before Income Taxes	(172,881)	(4,170)	(168,711)
Income tax expense (benefit)	(61,280)	(1,016)	(60,264)

Loss From Continuing Operations	(111,601)	(3,154)	(108,447)

Discontinued Operations, net of tax
Loss from discontinued operations	—	(4,799)	4,799

Loss From Discontinued Operations	—	(4,799)	4,799

Net Income (Loss)	$(111,601)	$(7,953)	$(103,648)

Diluted Earnings Per Average Common Share
Continuing operations	$(1.52)	$(0.04)	$(1.48)
Discontinued operations	—	(0.07)	0.07

Net Income (Loss)	$(1.52)	$(0.11)	$(1.41)

Basic Earnings Per Average Common Share
Continuing operations	$(1.52)	$(0.04)	$(1.48)
Discontinued operations	—	(0.07)	0.07

Net Income (Loss)	$(1.52)	$(0.11)	$(1.41)

Diluted Avg. Common Shares Outstanding	73,452	72,851	601

Basic Avg. Common Shares Outstanding	73,452	72,851	601

Dividends Per Common Share	$0.02	$0.15	$(0.13)

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 6 months ending June 30, 2015 and 2014

	Year-to-date		Change
(in thousands, except per share data)	2015	2014

Revenues
Oil, natural gas liquids and natural gas sales	$407,112	$706,674	$(299,562)
Loss on derivative instruments, net	(16,928)	(138,237)	121,309

Total revenues	390,184	568,437	(178,253)

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	121,335	132,141	(10,806)
Production and ad valorem taxes	32,417	55,373	(22,956)
Depreciation, depletion and amortization	284,224	260,464	23,760
Asset impairment	66,996	2,588	64,408
Exploration	11,781	12,801	(1,020)
General and administrative	70,707	65,715	4,992
Accretion of discount on asset retirement obligations	3,679	3,726	(47)
(Gain) loss on sale of assets and other	(26,868)	1,062	(27,930)

Total costs and expenses	564,271	533,870	30,401

Operating Income (Loss)	(174,087)	34,567	(208,654)

Other Income (Expense)
Interest expense	(23,002)	(15,852)	(7,150)
Other income	87	1,010	(923)

Total other expense	(22,915)	(14,842)	(8,073)

Income (Loss) From Continuing Operations Before Income Taxes	(197,002)	19,725	(216,727)
Income tax expense (benefit)	(69,981)	7,232	(77,213)

Income (Loss) From Continuing Operations	(127,021)	12,493	(139,514)

Discontinued Operations, net of tax
Income from discontinued operations	—	33,920	(33,920)
Loss on disposal of discontinued operations	—	(1,050)	1,050

Income From Discontinued Operations	—	32,870	(32,870)

Net Income (Loss)	$(127,021)	$45,363	$(172,384)

Diluted Earnings Per Average Common Share
Continuing operations	$(1.74)	$0.17	$(1.91)
Discontinued operations	—	0.45	(0.45)

Net Income (Loss)	$(1.74)	$0.62	$(2.36)

Basic Earnings Per Average Common Share
Continuing operations	$(1.74)	$0.17	$(1.91)
Discontinued operations	—	0.45	(0.45)

Net Income (Loss)	$(1.74)	$0.62	$(2.36)

Diluted Avg. Common Shares Outstanding	73,143	73,031	112

Basic Avg. Common Shares Outstanding	73,143	72,737	406

Dividends Per Common Share	$0.04	$0.30	$(0.26)

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of June 30, 2015 and December 31, 2014

(in thousands)	June 30, 2015	December 31, 2014

ASSETS
Current Assets
Cash and cash equivalents	$1,510	$1,852
Accounts receivable, net of allowance	128,564	157,678
Inventories	17,988	14,251
Assets held for sale	—	395,797
Derivative instruments	147,789	322,337
Prepayments and other	22,419	27,445

Total current assets	318,270	919,360

Property, Plant and Equipment
Oil and natural gas properties, net	5,493,509	5,152,748
Other property and equipment, net	46,773	46,389

Total property, plant and equipment, net	5,540,282	5,199,137

Other assets	14,094	19,761

TOTAL ASSETS	$5,872,646	$6,138,258

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$94,953	$101,453
Accrued taxes	14,055	5,530
Accrued wages and benefits	22,217	21,553
Accrued capital costs	110,485	207,461
Revenue and royalty payable	62,179	72,047
Liabilities related to assets held for sale	—	24,230
Pension liabilities	29,616	24,609
Deferred income taxes	11,970	79,164
Derivative instruments	10,220	988
Other	23,220	23,288

Total current liabilities	378,915	560,323

Long-term debt	686,575	1,038,563
Asset retirement obligations	99,049	94,060
Deferred income taxes	1,001,251	1,000,486
Noncurrent derivative instruments	3,902	—
Other long-term liabilities	12,906	30,222

Total liabilities	2,182,598	2,723,654

Total Shareholders’ Equity	3,690,048	3,414,604

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$5,872,646	$6,138,258

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending June 30, 2015 and 2014

	2nd Quarter		Change
(in thousands, except sales price and per unit data)	2015	2014

Operating and production data from continuing operations
Oil, natural gas liquids and natural gas sales
Oil	$188,599	$262,746	$(74,147)
Natural gas liquids	14,781	31,163	(16,382)
Natural gas	15,910	61,943	(46,033)

Total	$219,290	$355,852	$(136,562)

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$(103,734)	$(66,172)	$(37,562)
Natural gas liquids	—	40	(40)
Natural gas	(13,133)	6,511	(19,644)

Total	$(116,867)	$(59,621)	$(57,246)

Closed gains (losses) on derivative instruments
Oil	$55,330	$(25,754)	$81,084
Natural gas liquids	—	159	(159)
Natural gas	10,573	370	10,203

Total	$65,903	$(25,225)	$91,128

Total revenues	$168,326	$271,006	$(102,680)

Production volumes
Oil (MBbl)	3,594	2,833	761
Natural gas liquids (MMgal)	44.9	44.7	0.20
Natural gas (MMcf)	7,134	14,676	(7,542)

Total production volumes (MBOE)	5,853	6,344	(491)

Average daily production volumes
Oil (MBbl/d)	39.5	31.1	8.4
Natural gas liquids (MMgal/d)	0.5	0.5	—
Natural gas (MMcf/d)	78.4	161.3	(82.9)

Total average daily production volumes (MBOE/d)	64.3	69.7	(5.4)

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$67.87	$83.65	$(15.78)
Natural gas liquids (per gallon)	$0.33	$0.70	$(0.37)
Natural gas (per Mcf)	$3.71	$4.25	$(0.54)

Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$52.48	$92.74	$(40.26)
Natural gas liquids (per gallon)	$0.33	$0.70	$(0.37)
Natural gas (per Mcf)	$2.23	$4.22	$(1.99)

Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$9.15	$10.20	$(1.05)
Production and ad valorem taxes	$2.28	$4.42	$(2.14)
Depreciation, depletion and amortization	$25.60	$21.48	$4.12
Exploration expense	$1.88	$0.19	$1.69
General and administrative*	$6.60	$5.29	$1.31
Net capital expenditures	$284,764	$322,572	$(37,808)

*	Includes pension and pension settlement expenses of $0.19 and $0.50 for the three months ended June 30, 2015 and 2014, respectively.

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 6 months ending June 30, 2015 and 2014

	Year-to-date		Change
(in thousands, except sales price and per unit data)	2015	2014

Operating and production data from continuing operations
Oil, natural gas liquids and natural gas sales
Oil	$330,627	$516,505	$(185,878)
Natural gas liquids	25,615	59,366	(33,751)
Natural gas	50,870	130,803	(79,933)

Total	$407,112	$706,674	$(299,562)

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$(155,503)	$(87,636)	$(67,867)
Natural gas liquids	—	327	(327)
Natural gas	(21,015)	(5,993)	(15,022)

Total	$(176,518)	$(93,302)	$(83,216)

Closed gains (losses) on derivative instruments
Oil	$132,813	$(40,556)	$173,369
Natural gas liquids	—	355	(355)
Natural gas	26,777	(4,734)	31,511

Total	$159,590	$(44,935)	$204,525

Total revenues	$390,184	$568,437	$(178,253)

Production volumes
Oil (MBbl)	6,829	5,584	1,245
Natural gas liquids (MMgal)	81.1	82.7	(1.6)
Natural gas (MMcf)	20,412	28,800	(8,388)

Total production volumes (MBOE)	12,162	12,352	(190)

Average daily production volumes
Oil (MBbl/d)	37.7	30.9	6.8
Natural gas liquids (MMgal/d)	0.5	0.5	—
Natural gas (MMcf/d)	112.8	159.1	(46.3)

Total average daily production volumes (MBOE/d)	67.2	68.2	(1.0)

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$67.86	$85.23	$(17.37)
Natural gas liquids (per gallon)	$0.32	$0.72	$(0.40)
Natural gas (per Mcf)	$3.80	$4.38	$(0.58)

Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$48.42	$92.50	$(44.08)
Natural gas liquids (per gallon)	$0.32	$0.72	$(0.40)
Natural gas (per Mcf)	$2.49	$4.54	$(2.05)

Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$9.98	$10.70	$(0.72)
Production and ad valorem taxes	$2.67	$4.48	$(1.81)
Depreciation, depletion and amortization	$23.37	$21.09	$2.28
Exploration expense	$0.97	$1.04	$(0.07)
General and administrative*	$5.81	$5.32	$0.49
Net capital expenditures	$660,591	$594,268	$66,323

*	Includes pension and pension settlement expenses of $0.34 and $0.79 for the six months ended June 30, 2015 and 2014, respectively.